Exhibit 99.1 Carpenter Technology Corporation nd 2 Quarter Fiscal Year 2020 Earnings Call January 30, 2020Exhibit 99.1 Carpenter Technology Corporation nd 2 Quarter Fiscal Year 2020 Earnings Call January 30, 2020

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology's filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2019, Form 10-Q for the quarter ended September 30, 2019, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; and (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. 2Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology's filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2019, Form 10-Q for the quarter ended September 30, 2019, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; and (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. 2 nd 2 Quarter Fiscal Year 2020 Tony Thene President and Chief Executive Officer 3nd 2 Quarter Fiscal Year 2020 Tony Thene President and Chief Executive Officer 3

Safety is Our Highest Value



Total Case Incident Rate (TCIR)
3.5
3.9
3.7
3.3
2.1
2.2
2.0
1.2
1.3
1.3
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20 YTD

CARPENTER TECHNOLOGY

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nd 2 Quarter Summary th • Delivered 12 consecutive quarter of year-over-year earnings growth with EPS of $0.79, Adjusted EPS of $0.83 Generating Consistent Year- • Continued strong product mix drove record second quarter operating income for Specialty Alloys Operations (SAO); adjusted operating margin of 19.9% Over-Year Earnings Growth and th • Total backlog increased year-over-year for the 12 consecutive quarter; Aerospace Expanded Backlog; and Defense backlog up 14% year-over-year Investments in • Strong solutions portfolio, sub-market diversity and broad platform exposure drove Critical Emerging 19% year-over-year sales growth in the Aerospace and Defense end-use market Technologies • Obtained four additional Vendor Approved Process (VAP) approvals for Athens facility Strengthen during the quarter Foundation for Long- Term Sustainable • Strong demand trends in Medical end-use market drove 13% year-over-year revenue growth Growth • Enhanced capabilities in additive manufacturing and soft magnetics strengthen long- term position as a solutions provider and irreplaceable supply chain partner 5nd 2 Quarter Summary th • Delivered 12 consecutive quarter of year-over-year earnings growth with EPS of $0.79, Adjusted EPS of $0.83 Generating Consistent Year- • Continued strong product mix drove record second quarter operating income for Specialty Alloys Operations (SAO); adjusted operating margin of 19.9% Over-Year Earnings Growth and th • Total backlog increased year-over-year for the 12 consecutive quarter; Aerospace Expanded Backlog; and Defense backlog up 14% year-over-year Investments in • Strong solutions portfolio, sub-market diversity and broad platform exposure drove Critical Emerging 19% year-over-year sales growth in the Aerospace and Defense end-use market Technologies • Obtained four additional Vendor Approved Process (VAP) approvals for Athens facility Strengthen during the quarter Foundation for Long- Term Sustainable • Strong demand trends in Medical end-use market drove 13% year-over-year revenue growth Growth • Enhanced capabilities in additive manufacturing and soft magnetics strengthen long- term position as a solutions provider and irreplaceable supply chain partner 5

# 2nd Quarter End-Use Market Highlights

| | | Q2-20 Net Sales ex. Surcharge ($M)* | | vs. Q2-19 | vs. Q1-20 | Comments |
|---|---|---|---|---|---|---|
|  | Aerospace and Defense | $278.8 | 59% | +19% | -3% | • Year-over-year (YoY) increases across all sub-markets with record 2nd quarter shipments driven by strong demand<br>• Short-term disruption anticipated related to 737 MAX supply chain, long-term market fundamentals remain intact<br>• Record defense shipments associated with program specific demand |
|  | Medical | $43.5 | 9% | +13% | -1% | • Market demand for high-value solutions remains strong<br>• Sequential performance impacted by customer inventory management<br>• Expanding titanium capacity to meet strong long-term demand signals |
|  | Transportation | $30.6 | 6% | +4% | -7% | • High temp applications continue to grow as higher engine performance requirements drive growing demand<br>• Sequential reduction due to customer shutdowns for holidays<br>• Domestic demand remained strong but international demand impacted by ongoing trade actions |
|  | Energy | $26.9 | 6% | -26% | -18% | • Demand headwinds persist in North America due to reduced drilling activity<br>• International oil & gas demand signals remain positive<br>• Power generation sub-market continues to recover off a low base |
|  | Industrial and Consumer | $63.9 | 14% | -18% | +6% | • YoY performance driven by reduced infrastructure activity and semiconductor market volatility<br>• Sequential improvement driven by strengthening mix and stabilized demand across distributor supply chain |

**Sales ex-surcharge up 5% year-over-year; down 3% sequentially**

CARPENTER TECHNOLOGY

*Excludes sales through Carpenter's Distribution businesses

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# Navigating 737 MAX Disruption

| | End-use Market | % of Net Sales ex. Surcharge* |
|---|---|---|
|  | Aerospace and Defense | 59% |
|  | Medical | 9% |
|  | Transportation | 7% |
|  | Energy | 6% |
|  | Industrial and Consumer | 13% |

| Sub-market / Application | | | Mix* |
|---|---|---|---|
| Engines | • Rings<br>• Discs | • Bearings<br>• Shafts | 40% |
| Fasteners | • Airframe | • Engine | 20% |
| Structural | • Landing Gear<br>• Actuation | • Electrical<br>• Distribution | 30% |
| Defense | • Program specific | | 10% |

- Participation in practically all major OEM engine/aircraft platforms
- Longstanding relationships with key supply chain participants
- Significant current backlog of firm orders
- Robust outlook for long-term industry demand
- Opportunities to redeploy capacity to capitalize on growth opportunities in markets other than Aerospace and Defense

**Breadth of portfolio enables opportunities to mitigate 737 MAX disruption impact**

**For the six months ended December 31, 2019*

CARPENTER TECHNOLOGY
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nd 2 Quarter Financial Overview and Business Update Tim Lain Vice President and Chief Financial Officer 8nd 2 Quarter Financial Overview and Business Update Tim Lain Vice President and Chief Financial Officer 8

# Income Statement Summary

| $ Millions, except pounds and per-share amounts | Q2-19 | Q1-20 | Q2-20 | Year-Over-Year Change | Sequential Change |
|---|---|---|---|---|---|
| **Pounds ('000)** | 63,918 | 62,298 | 59,298 | (4,620) | (3,000) |
| **Net Sales** | 556.5 | 585.4 | 573.0 | 16.5 | (12.4) |
| **Net Sales ex. Surcharge Revenue*** | 449.4 | 486.6 | 471.2 | 21.8 | (15.4) |
| **Gross Profit** | 107.0 | 112.6 | 112.6 | 5.6 | - |
| **Selling, General and Administrative Expenses** | 51.6 | 52.8 | 55.3 | 3.7 | 2.5 |
| **Special Items** | (1.2) | - | (2.3) | (1.1) | (2.3) |
| **Operating Income** | 55.4 | 59.8 | 55.0 | (0.4) | (4.8) |
| **Operating Income ex. Special Items*** | 56.6 | 59.8 | 57.3 | 0.7 | (2.5) |
| *% of Net Sales ex. Surcharge Revenue** | *12.6%* | *12.3%* | *12.2%* | -0.4 pts | -0.1 pts |
| **Effective Tax Rate** | 21.5% | 23.8% | 23.2% | +1.7 pts | -0.6 pts |
| **Net Income** | 35.5 | 41.2 | 38.8 | 3.3 | (2.4) |
| **Diluted Earnings per Share** | $0.73 | $0.85 | $0.79 | $0.06 | ($0.06) |
| **Adjusted Diluted Earnings per Share*** | $0.76 | $0.85 | $0.83 | $0.07 | ($0.02) |

**Ongoing momentum drove 12th consecutive quarter of year-over-year earnings growth**

CARPENTER TECHNOLOGY

* Detailed schedule included in Non-GAAP Schedules in Appendix

9

# Free Cash Flow Summary

| $ Millions | YTD FY19 | Q1-20 | Q2-20 | YTD FY20 |
|---|---|---|---|---|
| **Net Income + Non-cash Items** | **146** | **83** | **81** | **164** |
| | | | | |
| Inventory | (151) | (51) | (57) | (108) |
| Working Capital / Other | 55 | (29) | (1) | (29) |
| Total Net Working Capital / Other | 96 | (80) | (58) | (137) |
| Pension Plan Contributions | (3) | (2) | (1) | (4) |
| **Net Cash Provided From Operating Activities** | **47** | **1** | **22** | **23** |
| | | | | |
| Purchases of Property, Plant, Equipment and Software | (82) | (48) | (47) | (94) |
| Acquisitions of Business, Net of Cash Acquired | (79) | - | - | - |
| Dividends Paid | (19) | (10) | (10) | (19) |
| Other | - | 1 | - | - |
| **Free Cash Flow** * | **(133)** | **(56)** | **(35)** | **(91)** |

| | | | |
|---|---|---|---|
| Cash | 29 | 25 | 30 |
| Available Borrowing Under Credit Facility | 293 | 316 | 275 |
| **Total Liquidity** | **322** | **341** | **305** |

The clerical accuracy of certain amounts may be impacted due to rounding

**Strong earnings funding seasonal inventory growth and investments in key strategic projects**

CARPENTER TECHNOLOGY

* Detailed schedule included in Non-GAAP Schedules in Appendix

10

# SAO Segment Summary

## Q2 Operating Results

| | Q2-19 | Q1-20 | Q2-20 | vs Q2-19 | vs Q1-20 |
|---|---|---|---|---|---|
| Pounds ('000) | 61,668 | 60,004 | 56,564 | (5,104) | (3,440) |
| Net Sales ($M) | 461.6 | 491.1 | 483.0 | 21.4 | (8.1) |
| Sales ex. Surcharge ($M) | 356.2 | 393.2 | 382.5 | 26.3 | (10.7) |
| Operating Income ($M) | 69.0 | 81.0 | 76.3 | 7.3 | (4.7) |
| *% of Net Sales* | *14.9%* | *16.5%* | *15.8%* | *+0.9 pts* | *-0.7 pts* |
| *% of Sales ex. Surcharge* | *19.4%* | *20.6%* | *19.9%* | *+0.5 pts* | *-0.7 pts* |

## Q2 Business Results

- Record Q2 operating income performance driven by continued focus on richer product mix
- Carpenter Operating Model focused on capturing capacity and productivity gains
- Sharp movement in raw material prices resulted in pronounced unfavorable surcharge lag

## Q3-20 Outlook

- Short-term impacts from 737 MAX supply chain reaction expected to be partially mitigated by broad aerospace solutions portfolio
- Capacity and productivity gains remain priority
- Similar operating income sequentially despite 737 MAX disruption

CARPENTER TECHNOLOGY

11

# PEP Segment Summary

**Q2 Operating Results**

| | Q2-19 | Q1-20 | Q2-20 | vs Q2-19 | vs Q1-20 |
|---|---|---|---|---|---|
| Pounds* ('000) | 3,300 | 3,250 | 3,424 | 124 | 174 |
| Net Sales ($M) | 112.9 | 109.4 | 106.0 | (6.9) | (3.4) |
| Sales ex. Surcharge ($M) | 109.4 | 107.9 | 104.1 | (5.3) | (3.8) |
| Operating Income (Loss) ($M) | 4.4 | (2.0) | 0.4 | (4.0) | 2.4 |
| *% of Net Sales* | *3.9%* | *-1.8%* | *0.4%* | *-3.5 pts* | *+2.2 pts* |
| *% of Sales ex. Surcharge* | *4.0%* | *-1.9%* | *0.4%* | *-3.6 pts* | *+2.3 pts* |

**Q2 Business Results**

- Execution challenges at Dynamet subsiding as capital projects near completion
- Results include operating losses related to strategic investments in additive manufacturing
- Oil & gas business impacted by decreased activity in North America due to reduced drilling activity

**Q3-20 Outlook**

- Ongoing strong demand for titanium solutions with improving execution to capitalize on market conditions
- Similar operating losses related to additive manufacturing investments
- Similar operating income compared to Q2

CARPENTER TECHNOLOGY

* Pounds includes only Dynamet, Carpenter Powder Products and Additive businesses

12

nd 2 Quarter Fiscal Year 2020 Closing Comments Tony Thene President and Chief Executive Officer 13nd 2 Quarter Fiscal Year 2020 Closing Comments Tony Thene President and Chief Executive Officer 13

# Investing in Our Future Growth

## Additive Manufacturing





- Created end-to-end additive manufacturing platform via strategic acquisitions and organic capabilities
- Recently opened Emerging Technology Center and collaborating with customers to develop and implement future solutions
- Process parameter development, characterization analysis and parts being printed for key customers
- Powder management and lifecycle systems used to improve part performance while increasing yields and production rates

## Soft Magnetics





- $100 million investment in hot strip mill on Reading campus
- Expanding leadership position in Aerospace Auxiliary Power Units (APU's) and other electrification applications
- Leveraging proprietary alloys (Hiperco® and Hypocore®) to develop solutions for quickly growing Electric Vehicle (EV) market
- Solutions address key EV motor design challenges (range, cargo capacity, efficiency and cost) by maximizing power and reducing size and weight
- Significant electrifications efforts being pursued by key Aerospace OEMs

## Titanium Capacity Expansion





- High-value titanium offerings driving sales growth consistently ahead of broader industry
- Strategically elevated our supply chain position in Medical end-use market via deepened OEM relationships
- Solutions portfolio is increasingly recognized in the development of new medical devices and applications that improve patient outcomes
- Targeted capacity expansion projects at Dynamet titanium facilities nearing completion

CARPENTER TECHNOLOGY
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Closing Comments th ▪ 12 consecutive quarter of year-over-year earnings growth Continue to Deliver Solid Financial th ▪ 12 consecutive quarter of year-over-year backlog growth Results and ▪ SAO delivered highest second quarter operating income on record Operating Performance; End-to- ▪ Strong year-over-year performance in Aerospace and Defense end-use market driven by End Additive broad platform and sub-market participation Manufacturing ▪ Multiple approvals received at Athens facility; customer engagement remains high Platform and Expanding Soft ▪ Medical sales increased double-digits year-over-year due to ongoing strong demand for Magnetics high-value solutions and expanded customer relationships Capabilities ▪ Financial position supports continued direct returns to shareholders coupled with Strengthen investments in critical emerging technologies Foundation for Long- ▪ Disruption due to 737 MAX supply chain expected to be partially mitigated in near-term; Term Growth planning for future action if necessary 15Closing Comments th ▪ 12 consecutive quarter of year-over-year earnings growth Continue to Deliver Solid Financial th ▪ 12 consecutive quarter of year-over-year backlog growth Results and ▪ SAO delivered highest second quarter operating income on record Operating Performance; End-to- ▪ Strong year-over-year performance in Aerospace and Defense end-use market driven by End Additive broad platform and sub-market participation Manufacturing ▪ Multiple approvals received at Athens facility; customer engagement remains high Platform and Expanding Soft ▪ Medical sales increased double-digits year-over-year due to ongoing strong demand for Magnetics high-value solutions and expanded customer relationships Capabilities ▪ Financial position supports continued direct returns to shareholders coupled with Strengthen investments in critical emerging technologies Foundation for Long- ▪ Disruption due to 737 MAX supply chain expected to be partially mitigated in near-term; Term Growth planning for future action if necessary 15

Appendix of Non-GAAP Schedules 16Appendix of Non-GAAP Schedules 16

Non-GAAP Schedules (Unaudited) Adjusted Diluted Earnings Per Share $ Millions except per share amounts Q2-19 Q1-20 Q2-20 Diluted Earnings per Share $ 0 .73 $ 0 .85 $ 0 .79 Net Income 3 5.5 41.2 3 8.8 Special Items: Acquisition-related costs 1.2 - - Restructuring charges - - 1.8 Special Items 1 .2 - 1.8 Net Income Excluding Special Items 36.7 4 1.2 40.6 Adjusted Diluted Earnings per Share $ 0 .76 $ 0 .85 $ 0 .83 Management believes that earnings per share adjusted to exclude the impacts of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. 17Non-GAAP Schedules (Unaudited) Adjusted Diluted Earnings Per Share $ Millions except per share amounts Q2-19 Q1-20 Q2-20 Diluted Earnings per Share $ 0 .73 $ 0 .85 $ 0 .79 Net Income 3 5.5 41.2 3 8.8 Special Items: Acquisition-related costs 1.2 - - Restructuring charges - - 1.8 Special Items 1 .2 - 1.8 Net Income Excluding Special Items 36.7 4 1.2 40.6 Adjusted Diluted Earnings per Share $ 0 .76 $ 0 .85 $ 0 .83 Management believes that earnings per share adjusted to exclude the impacts of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. 17

Non-GAAP Schedules (Unaudited) Adjusted Operating Margin Excluding Surcharge Revenue and Special Items $ Millions Q2-19 Q1-20 Q2-20 Net sales 5 56.5 585.4 5 73.0 Less: surcharge revenue 1 07.1 9 8.8 101.8 Net Sales Excluding Surcharge Revenue 449.4 486.6 4 71.2 Operating Income 5 5.4 59.8 5 5.0 Special Items: Acquisition-related costs 1 .2 - - Restructuring charges - - 2 .3 Special Items 1 .2 - 2 .3 Operating Income Excluding Special Items 5 6.6 5 9.8 5 7.3 Operating Margin 10.0% 10.2% 9.6% Adjusted Operating Margin Excluding Surcharge Revenue and Special Items 12.6% 12.3% 12.2% Management believes that removing the impact of raw material surcharge revenue from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company’s board of directors and others. 18Non-GAAP Schedules (Unaudited) Adjusted Operating Margin Excluding Surcharge Revenue and Special Items $ Millions Q2-19 Q1-20 Q2-20 Net sales 5 56.5 585.4 5 73.0 Less: surcharge revenue 1 07.1 9 8.8 101.8 Net Sales Excluding Surcharge Revenue 449.4 486.6 4 71.2 Operating Income 5 5.4 59.8 5 5.0 Special Items: Acquisition-related costs 1 .2 - - Restructuring charges - - 2 .3 Special Items 1 .2 - 2 .3 Operating Income Excluding Special Items 5 6.6 5 9.8 5 7.3 Operating Margin 10.0% 10.2% 9.6% Adjusted Operating Margin Excluding Surcharge Revenue and Special Items 12.6% 12.3% 12.2% Management believes that removing the impact of raw material surcharge revenue from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company’s board of directors and others. 18

Non-GAAP Schedules (Unaudited) Free Cash Flow $ Millions Q2-19 Q1-20 Q2-20 YTD FY19 YTD FY20 Net cash provided from operating activities 3 7.8 0 .7 2 1.8 4 7.2 22.6 Purchases of property, plant, equipment and software (4 0.1) (4 7.5) (4 6.7) (81.7) (94.3) Proceeds from disposals of property, plant and equipment and assets held for sale 0 .1 0.1 0 .1 0 .1 0 .1 Acquisition of business, net of cash acquired (7 9.0) - - (79.0) - Dividends paid (9.7) (9 .7) (9 .7) (1 9.3) (19.4) Free Cash Flow (90.9) (5 6.4) (3 4.5) (1 32.7) (9 1.0) Management believes that the free cash flow measure provides useful information to investors regarding our financial condition as it is a measure of cash generated which management evaluates for alternative uses. 19Non-GAAP Schedules (Unaudited) Free Cash Flow $ Millions Q2-19 Q1-20 Q2-20 YTD FY19 YTD FY20 Net cash provided from operating activities 3 7.8 0 .7 2 1.8 4 7.2 22.6 Purchases of property, plant, equipment and software (4 0.1) (4 7.5) (4 6.7) (81.7) (94.3) Proceeds from disposals of property, plant and equipment and assets held for sale 0 .1 0.1 0 .1 0 .1 0 .1 Acquisition of business, net of cash acquired (7 9.0) - - (79.0) - Dividends paid (9.7) (9 .7) (9 .7) (1 9.3) (19.4) Free Cash Flow (90.9) (5 6.4) (3 4.5) (1 32.7) (9 1.0) Management believes that the free cash flow measure provides useful information to investors regarding our financial condition as it is a measure of cash generated which management evaluates for alternative uses. 19